                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934




                                    JUNE 27, 1996
                                    -------------
                                    Date of Report
                          (Date of earliest event reported)




                                EXSORBET INDUSTRIES, INC.
- --------------------------------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


                                        IDAHO
                                        -----
                    (State or other jurisdiction of incorporation)



           0-25970                                         82-0464589
           -------                                         ----------
   (Commission file number)                              (IRS employer
                                                       identification no.)


       4294 LAKELAND, SUITE 200
         JACKSON, MISSISSIPPI                                39208
       ------------------------                              -----
(Address of principal executive offices)                   (Zip code)



                                    (601) 936-4440
                                    --------------
                 (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On June 27, 1996, Exsorbet Industries, Inc. (the "Company") entered into a Stock Exchange Agreement by and between the Company, KR Acquisition, Inc., an Arkansas corporation and wholly owned subsidiary of the Company ("Acquisition"), KR Industrial Service of Alabama, Inc., Kenneth R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr. Pursuant to the terms of the Agreement, the Company beneficially acquired all of the outstanding common stock of KR Industrial Service of Alabama, Inc., an Alabama corporation, which is an environmental industrial services company ("KR Industrial"). The stock was actually acquired by Acquisition. Acquisition and KR Industrial Service of Alabama are filing articles of merger. The stock of KR Industrial was acquired from its sole shareholders, Kenneth R. McDonald, Carolyn McDonald and Kenneth A. Flatt, Jr. In return, Kenneth and Carolyn McDonald received 545,338 shares of the Company's common stock, par value $.001 per share (the "Company"). The Board of Directors of the Company determined this consideration to be fair and reasonable by determining the fair market value of KR Industrial to be $2,120,000. The value of the Common Stock at closing, based on a five day closing price prior to closing, was $3.8875. The amount of Common Stock provided was representative of the fair market value of the company acquired. At the time of the Agreement, the Company entered into employment agreements with Kenneth R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr. Kenneth R. McDonald will receive cash compensation of $100,000 annually. Mr. McDonald was also granted stock options which will vest and be exercisable based upon his achieving successful sales goals to be established by the Company. Carolyn McDonald will receive cash compensation of $50,000 annually. Kenneth A. Flatt, Jr. will receive cash compensation of $52,000.00 plus three percent of gross revenues based on sales generated by Mr. Flatt. Kenneth R. McDonald has also been appointed an executive vice-president of the Company.

     (b) The assets acquired in the acquisition have been used as an operating facility for KR Industrial. The assets include personal property, inventory, and accounts receivables, as well as certain leased real property. The Company will continue to make the same use of both the leased real property used by KR Industrial and the personal property as existed prior to the acquisition.

ITEM 7.  FINANCIAL STATEMENTS.

     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the required financial statements with this report on Form 8-K. As permitted by Form 8-K, such financial statements will be filed under cover of an amendment to this Form 8-K as soon as practicable, but in no case later than 60 days after this Report on Form 8-K must be filed.

     PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the required pro forma financial information with this report on Form 8-K. As permitted by Form 8-K, such pro forma financial information will be filed under cover of an amendment to this Form 8-K as soon as practicable, but in no case later than 60 days after this Report on Form 8-K must be filed.


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     EXHIBITS.

     2.1 Agreement dated June 27, 1996 by and between Exsorbet Industries, Inc., KR Acquisition, Inc., KR Industrial Service of Alabama, Inc., Kenneth
R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr.

     99.1 Press Release of Exsorbet Industries, Inc. dated June 27, 1996


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EXSORBET INDUSTRIES, INC.



                                             /s/  Charles E. Chunn, Jr.
                                         -----------------------------------
                                         Charles E. Chunn, Jr.
                                         Vice-President


Date: July 12, 1996












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

EXHIBITS.

    EXHIBIT
    NUMBER
    -------
      2.1 Agreement dated June 27, 1996 by and between Exsorbet Industries, Inc., KR Acquisition, Inc., KR Industrial Service of Alabama, Inc., Kenneth R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr.

     99.1  Press Release of Exsorbet Industries, Inc. dated June 27, 1996




















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